Exhibit 99.1

MediaAlpha Announces CFO Transition Process;
Reaffirms Q2 and Full Year 2021 Financial Guidance
LOS ANGELES, Calif – July 8, 2021 -- MediaAlpha, Inc. (NYSE: MAX), today announced that Tigran Sinanyan has notified the Company of his intention to resign as Chief Financial Officer, effective October 1, 2021, to pursue a general management role with a privately-held company. The Company has begun a search for a new CFO with the assistance of a leading executive search firm. Mr. Sinanyan will continue to serve as the Company’s CFO and assist in the transition over the course of the next three months.
“On behalf of the entire team at MediaAlpha, I would like to thank Tigran for his innumerable contributions over the last nine years,” said Steve Yi, CEO. “Tigran has been with us from the beginning and was instrumental in scaling MediaAlpha from a self-funded start-up to a public company, building a solid financial team and guiding the team through a successful IPO and follow-on offering. We wish him every success as he pursues this new career direction.”
Tigran Sinanyan commented, “I’ve truly enjoyed being a part of MediaAlpha’s success, and after careful consideration, have decided to pursue another opportunity outside of finance. It’s been an incredible journey and I would like to express my deepest gratitude to Steve, our board, our equity partners, and the entire MediaAlpha team for their trust and support over the years.”
Mr. Sinanyan has confirmed that his resignation is not a result of any disagreement with the Company or its independent auditors on any matter relating to the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise).
Reaffirmation of Financial Guidance
MediaAlpha today also reaffirmed its financial guidance for the second quarter and full year 2021, which it had provided in connection with the announcement of MediaAlpha’s first quarter 2021 financial results on May 12, 2021.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the statements regarding the Company’s financial guidance for the second quarter and full year 2021. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including those more fully described in MediaAlpha’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on March 15, 2021. These factors should not be construed as exhaustive. MediaAlpha disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this release.
Contacts

Investors
Denise Garcia
Hayflower Partners
Denise@HayflowerPartners.com

Press
SHIFT
MediaAlpha@SHIFTComm.com